EXHIBIT 4.1

MAYFAIR MINING & MINERALS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

AUTHORIZED SHARES $0.001 PAR VALUE
NUMBER	SHARES
CUSIP
See Reverse
For Certain Definitions

THIS CERTIFIES THAT

Is the Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF

MAYFAIR MINING & MINERALS, INC.

Transferable only on the books of the Company in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.
Dated:
___________________________	SEAL	___________________________
Secretary		President

EAGLE RIVER MINING CORP.

TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________ Custodian _______________________ (Minor) under Uniform Gifts to Minors Act __________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ___________________________________________ hereby sell, assign and transfer unto _______________________ (Please insert Social Security or other identifying number of Assignee).
_____________________________________________________________________________________
(Please print or typewrite name and address, including zip code of Assignee)
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________

of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _______________________
____________________________________________
Notice: The signatures to this Assignment must
correspond with the name(s) as written upon the face
of the certificate in every particular, without alternation
or enlargement or any change whatsoever.

Signature Guaranteed:

_____________________________

The signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17AD-15.